EXHIBIT 10.15

                          CONTRACT OF LOAN TRANSACTION
                                  (Enterprise)

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.
--------------------------------------------------------------------------------

Corporation  Shinhan  Bank                                      Date: 2003.02.21

                   Customer Number:
                   Name (pledgee):                            (Sign)
                                   ---------------------------------
                   Address:

                   Pledgee:                                   (Sign)
                                   ---------------------------------
                   Address:


I understand that in the loan transaction with Corporation Shinhan bank (hereinafter referred to as the "Bank") according to the conditions hereinafter, the standard contract of loan transaction (includes deposits transaction contract for enterprise, current account loan and savings loan) will be applied. I duly recognize the following articles.


ARTICLE  1  CONDITIONS  OF  TRANSACTION
  The  conditions  of  transaction  are  as  follows.
  (In the event there are multiple choices, please listen to the employee's explanation and place a check mark inside the appropriate [ ] )


------------------------------------------------------------------------------------------------------------
                                                    Transaction                  [ ] Line transaction
Loan subject:                                       classification:              [ ] Independent transaction
----------------  --------------------------------  ---------------------------  ---------------------------

Loan(Limit)
Amount            Two Billion Won, W 2,000,000,000
----------------  ------------------------------------------------------------------------------------------
Commencement
Date              200  .   .                        Expiry date                  200   .  .
----------------  --------------------------------  ---------------------------  ---------------------------
                  [ ] Fixed (standard
                  contract of loan                                               Period of Interest
Interest rate,    transaction Article 3             % pa until expiry            Variation
miscellaneous.    Clause 2 Section 1)               (                 )          (                     )
----------------  --------------------------------  ---------------------------  ---------------------------


                                                    [ ] Market interest variable loan or (new) standard
                  [ ] Variable (standard                variable loan: (    ) + (    ) %
                  contract of loan                  [ ] Deposit interest variable loan: deposit interest +
Interest rate,    transaction Article 3                 (        ) %
miscellaneous.    Clause 2 Section 2)               [ ] Single interest variable loan: single interest (   )
                  --------------------------------  --------------------------------------------------------
                  For installment loan, each independent loan execution date interest is applied
----------------  ------------------------------------------------------------------------------------------
                  1. With 365 days considered as 1 year, interest is calculated on a daily basis. But
Calculation of    in foreign transactions, international and business customs will be applied.
interest and      2. Arrears compensation rate is determined by the bank, at maximum ( ) % pa.
arrears           3. Delayed addition rate is ( ) % if delay is within ( ) months, ( ) % within () months,
compensation      and ( )% for over ( ) months.
----------------  ------------------------------------------------------------------------------------------
                  [ ] Market interest variable loan - Premature repayment loan amount X {(    ) % + interest
                  difference (%) X (remaining days/365)} (Maximum    %)
                  [ ] (new) Standard interest variable loan, market interest fixed loan, foreign currency
Premature         loan, single interest loan - more than 1 year remaining : Premature repayment loan amount
repayment         X (  )%     - less than 1 year remaining : Premature repayment loan amount X (  )%
service charge    [ ] Miscellaneous (                                     )
----------------  ------------------------------------------------------------------------------------------
Limit contract
Service charge    [ ] Loan limit amount X ( )% pa paid according to Article 7
----------------  ------------------------------------------------------------------------------------------

                  [ ] Execute the whole amount on commencement of loan
                  [ ] Part execution after confirmation of the bank of capital purpose and required amount based on documentary evidence and spot goods
                  [ ] Execute as required by the customer with preset credentials
Method of loan    [ ] Miscellaneous
execution         (                                                         )
----------------  ------------------------------------------------------------------------------------------
                  [ ] Repayment of the whole amount on expiry of loan
                  [ ] Defer payment for ( ) years ( ) months after
                  commencement, installment repayment from ( ) ( ) ( ) every
                  ( )months
                  [ ] After final loan execution, installment repayment
                  every ( ) months from ( ) ( ) ( ) without deferring
                  [ ] Installment repayment every month on the
                  corresponding day of execution of loan from loan
                  execution
                  [ ] Repaid freely over time, the remaining amount shall
                  be repaid temporarily before or on the expiry of first
                  revolution, the whole amount shall be repaid on the expiry
                  of loan period                                                 [x]  Any  bank  deposit
Method of         [ ] Miscellaneous                                              repayments  through ATMs or
repayment         (                                        )                     electronic  banking  means
----------------  ----------------------------------------------------------     after  bankbusiness  hours
                  [ ] Initial interest on commencement, latter interests         may not berecorded as being
                  will be paid prior on upon final calculation of paid           repaid on theday
                  interest
                  [ ] Paid prior before expiry of bill
                  [ ] Initial interest will be paid within ( ) months of
                  commencement, latter interests will be paid within ( )
                  months of the day after final calculation of paid interest
                  [ ] Paid on repayment date of installment repayment
Time and method   principal and interest or payment date of monthly deposit
of interest       [ ] Paid upon expiry on loan period
payment and       [ ] Miscellaneous
method            (                                                         )
----------------  ------------------------------------------------------------------------------------------
                  Concerning deposit trust loans, if monthly deposit is arrayed for 4 consecutive months,
Offset special    the bank may offset related account and loaned money before the expiry of loan period
condition         with notice
----------------  ------------------------------------------------------------------------------------------

ARTICLE  2  ALTERATION  OF  LOAN  INTEREST  RATE
1. "Market interest variable loan" refers to loans that change interest rate due to changes in market standard interest or announced interest, and is applied to sections hereinafter.
  1. The market standard interest of market interest variable loan means for won currency loan interest selected by the customer during the initial application of average of last 3 days' interest announced by the bank on loan execution date or interest change date among the following retail earning rates; CD91 days' worth, bank debenture 6 months' worth, bank debenture 1 year's worth, bank debenture 2 years' worth, bank debenture 3 years' worth, bank debenture 5 years' worth. For foreign currency loan, it means interest selected by the customer during the initial application among the following; LIBOR 1 month, 3 months, 6 months, 12 months' worth. FOR INDIVIDUAL DIFFERENCES IN EACH RESPECTIVE MARKET STANDARD INTEREST, THE FOLLOWING CHANGE PERIOD AND APPLICATION PROCEDURE IS APPLIED.
     (1) CD 90 DAYS' WORTH STANDARD INTEREST apply 3 business days' simple average interest of CD 91 days' worth retail earning rate ad valorem announced by KSDA on loan execution date and that date every 3 months. Thus the interest rate changes every 3 months.
     (2) BANK DEBENTURE 6 MONTHS' WORTH STANDARD INTEREST apply 3 business days' simple average interest of periodical bank debenture AAA ad valorem announced by KIS Bond Pricing and Korean Bond Pricing on loan execution date and that date every 6 months. Thus the interest rate changes every 6 months.
     (3) BANK DEBENTURE 1 YEAR'S WORTH STANDARD INTEREST apply 3 business days' simple average interest of periodical bank debenture AAA ad valorem announced by KIS Bond Pricing and Korean Bond Pricing on loan execution date and that date every year. Thus the interest rate changes every year.
     (4) BANK DEBENTURE 2 YEARS' WORTH STANDARD INTEREST apply 3 business days' simple average interest of periodical bank debenture AAA ad valorem announced by KIS Bond Pricing and Korean Bond Pricing on loan execution date and that date every 2 years. Thus the interest rate changes every 2 years.
     (5) BANK DEBENTURE 3 YEARS' STANDARD INTEREST apply 3 business days' simple average interest of periodical bank debenture AAA ad valorem announced by KIS Bond Pricing and Korean Bond Pricing on loan execution date and that date every 3 years. Thus the interest rate changes every 3 years.
     (6) BANK DEBENTURE 5 YEARS' WORTH STANDARD INTEREST apply 3 business days' simple average interest of periodical bank debenture AAA ad valorem announced by KIS Bond Pricing and Korean Bond Pricing on loan execution date and that date every 5 years. Thus the interest rate changes every 5 years.
     (7) LIBOR 1 MONTH'S WORTH STANDARD INTEREST applies the business day interest supplied by official communication institution (Reuters, Telerate, Bloomberg, etc) and announced by BBA (British Bankers Association) on 11 am in London, United Kingdom on loan execution date and that date every month. Thus the interest rate changes every month.
     (8) LIBOR 3 MONTHS' WORTH STANDARD INTEREST applies the business day interest supplied by official communication institution (Reuters, Telerate, Bloomberg, etc) and announced by BBA (British Bankers Association) on 11 am in London, United Kingdom on loan execution date and that date every 3 months. Thus the interest rate changes every 3 months.
     (9) LIBOR 6 MONTHS' WORTH STANDARD INTEREST applies the business day interest supplied by official communication institution (Reuters, Telerate, Bloomberg, etc) and announced by BBA (British Bankers Association) on 11 am in London, United Kingdom on loan execution date and that date 6 months. Thus the interest rate changes every 6 months.
     (10) LIBOR 12 MONTHS' WORTH STANDARD INTEREST applies the business day interest supplied by official communication institution (Reuters, Telerate, Bloomberg, etc) and announced by BBA (British Bankers Association) on 11 am in London, United Kingdom on loan execution date and that date every 12 months. Thus the interest rate changes every 12 months.
   2. The announced interest of market standard interest variable loan means the simple average interest of 3 business days of CD 91 days' worth ad valorem announced by KSDA, and based on simple standard interest, periodical announced interest calculated daily from day 1 till year 30, including asset expenditure of bank debenture AAA of bank debenture 6 months' worth, bank debenture 1 year's worth, bank debenture 2 years' worth, bank debenture 3 years' worth, bank debenture 5 years' worth of ad valorem announced by KIS Bond Pricing and Korea Bond Pricing. For discount bills, purchase funds, trade funds will be applied in addition to independent daily announced interest considering total limit loan effect, for current account loan and comprehensive savings loan the interest announced by the bank will be applied daily to each respective balance.

2. "(new)Standard interest variable loan means loans with variable interest altered by application of (new)standard interest announced by the bank,
(new)standard interest refers to interest calculated by adding appropriate expenditure, margin and work principal to the bank's average supply principal, and is applied to the loan interest rate each time (new)standard interest is changed.

3. "Single interest variable loan" means loans with applied interest announced by this bank or fund loan institutions, the interest rate will be applied according to each loan subject and the change of announced interest of this bank or fund loan institutions during the contract period.

4. "Deposit interest variable loan" means pledging the customers' deposits banking as guarantee, the interest rate will be applied according to the change of deposit interest of the deposit banking.

ARTICLE  3  PREMATURE  REPAYMENT  SERVICE  CHARGE
1. In the event of premature repayment of the loan (includes extended period if loan period was extended), premature repayment service charge will be paid to the bank as to Article 1.

2. The premature repayment service charge is calculated by multiplying premature repayment loan amount to the premature repayment service charge rate in Article 1, the calculation of premature repayment loan amount is as follows.
   1. "Premature repayment loan amount" is the loan amount to be repaid before the expiry of contract, for installment repayment loan it includes loan amount repaid before the date of agreed upon installment repayment.
   2. "Remaining days" is the number of days from the date of premature repayment to the initial date of contract, for installment repayment loan it is calculated for each installment amount, premature repayment is made in the order of expiry of installment repayment date.
   3. "Interest difference" is the agreed upon interest of the initial loan contract minus the interest that would be applied on the date of premature repayment on a new loan with the same conditions as the initial loan.

3. Premature repayment service charge is exempted in the following cases in the sections hereinafter.
   1.  The  remaining  period  of  the  loan  is  less  than  a  month
   2. Reclaiming of the loan by the bank before the expiry due to loss of periodic rights, etc
   3.  Offsetting  the  deposit  before the expiry due to the needs of this bank
   4. For loans with a building as a guarantee, when the debtor changes due to the transfer of the said building's pledge rights
   5. For public servants' loan, when the debtor repays the debt with retirement wage
   6. For fixed interest loan, with the change of interest in the bank's standard contract of loan transaction or with (new)standard interest variable loan, in (new)standard interest or with single standard interest variable loan in the change of single interest announced by the bank, the debtor with the above reasons repays the entire loan amount within a month of the interest change.

ARTICLE  4  ARREARS  COMPENSATION
1. In the event interests, installment payment or installment payment principal and interest is not paid by the due date, arrears compensation shall be made according to the amount that was to be paid.

2. In the event the debt is not discharged at the expiry of the loan or the interest of the expiry date lost according to standard contract of loan transaction Article 7 (including standard contract of loan transaction Article 9, redemption debt of discount bill), arrears compensation shall be made according to the amount of loan remaining.

3. For deposit trust loan, arrears compensation shall be made for interest to be paid before offset and loan balance after offset.

ARTICLE 5 TOTAL AMOUNT OF LOAN AND NOTIFICATION OF INSTALLMENT REPAYMENT DATE CHART
1. In the case of an installment repayment loan, the total amount of debt will be decided after the execution. The method of execution will be based on installment repayment date chart, receipts and other evidences.

2. In the case of installment repayment loan other than installment credit loan and benefit, the bank shall make out and notify the debt-related persons of an installment repayment date chart.

ARTICLE  6  REDUCTION  AND  SUSPENSION
1. In the case of a limit transaction or an installment loan, the bank may decide to reduce the loan (line) amount in Article 1 through notice or temporarily stop the loan execution regardless of the transaction period due to sudden changes in national economy and financial state or significant deterioration of personal credit state of the debtor. In this event the debtor shall pay any amount exceeding the line due to the reduction.

2. The sudden changes in national economy and financial state in Clause 1 refers to credit rating drop of 2 steps or more of the nation or the bank, predicted difficulties in supplying capital to the bank through significant rise of supply interest, emergency fund request of the nation to an international institution through dangers such as foreign currency crisis, request of the bank to Korea Bank of fluidity control loan due to lack of payout ability, and other sudden changes to national economical and financial status.

3. Significant deterioration of personal credit state of the debtor refers to difficulties in normal loan transactions due to changes in management personnel, outside inspectors opinion is either unsatisfactory, news reports on newspapers, TVs and other mass media predicting significant deterioration of credit status is proven to be true, in the event of an investigation that could negatively effect credit status or court actions that could negatively effect business and loss of periodic rights as regulated in the bank's standard contract of loan transaction (enterprise) Article 7.

4. The bank shall withdraw the reduction or the suspension caused by the reasons stated in Clause once such matters are solved and normal loan transaction is possible.

ARTICLE  7  LIMIT  CONTRACT  SERVICE  CHARGE
1. For loan transaction contracts (includes new, extension and renewal) of loan limits with limit contract service charge, the entire amount in accordance with the rate in Article 1 will be paid.

2. In the event of alteration (reduction, expiry, termination, suspension) through the debtor's request or through chargeable reasons in bank's standard contract of loan transaction (enterprise), loan transaction contract or this contract, limit contract service charge will not be refunded.

3. In the event of alteration (reduction, expiry, termination, suspension) through no chargeable reasons in bank's standard contract of loan transaction (enterprise), service charge applicable to the changed amount of contract limit will be refunded on monthly percentage (percentage below month is ignored) from the time of change of contract limit to the remaining time of the initial transaction period.

4. In the event of augmentation of contract limit, limit contract service charge is paid from the time of change of contract limit to the remaining period on percentage (percentage below month is ignored).

ARTICLE  8  AGREEMENT  ON  COMPREHENSIVE  SAVINGS  LOAN AND CURRENT ACCOUNT LOAN
1. In the event of existence of debt incurred by this contract, and assets (deeds are exempted until settled, deposited bills are considered transferred to the bank as a security to the bank) deposited registered in savings loan or current account loan (hereinafter referred to as the "target account") will automatically used to repay loan amount in the order of arrears compensation, unpaid interests and loan principal.

2. In the event of withdrawal request exceeding the balance of the savings loan account or current account loan account, automatic payment request of regular payment and other various bills, the amount is considered as having been withdrawn or automatically paid from the target account.

3. Interests and arrears compensation shall be subtracted from target account or added to the loan amount regardless of the limit amount in Article 1, in case of delay of payment of interests due to shortage of limit amount the interest that was not paid (hereinafter referred to as "unpaid interest") will be paid in which case compensation shall be made. For unpaid interest, arrears compensation will be made according to the determined rate.

4. For current account loan, in the event of incurring claims to the bank through bills or checks issued by the debtor due to this contract, the amount shall be considered as loan amount debt and repaid according to this contract.

5. For current account loan, if bills or checks issued before reduction or suspension in Article 6 is refused payout, there will be no disputes.

6. For current account loan, if required, such as due to significant disadvantage to the debtor through refusal of payout of checks or bills, the bank may payout bills or checks issued before the expiry of the loan transaction after the expiry of loan transaction. The loan amount incurred through this process will also be subject to this contract.

7. In the event of 14 days delay after unpaid interest occurs, loss of periodic rights occurs and from this point on arrears compensation shall be made according to the determined rates as to the related loan amount.

ARTICLE  9  REVENUE  STAMP
1. Revenue stamp cost incurred by this contract shall be paid by ([ ]debtor, [ ]bank, [ ]debtor and bank 50% each ).

2. In the event the bank pays the revenue stamp cost that was to be paid by the debtor according to Clause 1, it shall be paid within a short period according to bank's standard contract of loan transaction Article 4.

ARTICLE  10  REPAYMENT  CURRENCY  AND  EXCHANGE  RATES
Principal and interest of foreign currency loan may be repaid with loaned currency or with won currency. Exchange rate in the event of repayment through won currency the telegraph transfer sales rate towards customer shall be applied.

ARTICLE  11  SECURITY  AND  INSURANCE
The debtor will pledge any buildings or installed facilities along with the land or building it is built on and including any miscellaneous facilities within as a security to the bank unless otherwise stated by the bank. If the bank so requests, the debtor shall enter into an insurance of the type and the amount agreed by the bank and place a pledge for the bank on the insurance claim.

ARTICLE  12  SECURITY  RIGHT
1. A pledge has been placed on the deposit shown below and transfer of its evidence (bank book) to the bank complete for the security of the debt by this contract.

2. The effect of the pledge in Clause 1 includes principal and interest, earning rights (includes any amount deposited after the contract) and any collaterals to the above including interests, earning rights to earnings, special subsidies and court subsidies.

3. The effects of the above pledge will persists in the event of extension of period, rewriting, renewal, division, incorporation, augmentation or reduction of the deposit, and if the trust, the target, has been extended or automatically extended due to arrears the pledge will still have effect above its earning rights.

4. The bank may elect not to exercise the pledge stated in Clause 1 and instead opt for proxy appropriation of restoration repayment or apply commercial customs for the debt of the bank and the deposit shown below according to the bank's standard contract of loan transaction.


*  Deposits  for  the  purpose  of  pledge



        Deed record     Holder or
        number          truster      Amount                Total deposit
Type    --------------  -----------  (Contractual          Amount til                   Date on deed  Payment date
                                     Amount)               20  .  .
        Account number  Beneficiary
------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

        --------------  -----------

------  --------------  -----------  --------------------  ---------------------------  ------------  ------------

ARTICLE  13  DUTY  OF  MAINTENANCE  OF  REPAYMENT  MEANS
1. I shall maintain adequate financial ratio as shown below for the purpose of maintaining repayment means for the debts incurred by this contract. In the event of other clauses such as Financial Structure Improvement, it shall be affixed to the end of this transaction contract and considered a part of this transaction contract.

Classification       20  .     20  .     20  .     20  .     20  .
----------------     -----     -----     -----     -----     -----
Debt ratio               %         %         %         %         %
Self asset ratio         %         %         %         %         %
(      )ratio            %         %         %         %         %
(      )ratio            %         %         %         %         %

2. In the event of the following, the bank shall be consulted and agreed upon in advance.
     1. Merger, business transfer/acquisition and other sale/rent of important assets
     2. Investment on fixed assets for reasons other than specified in the contract
     3.  Surety  for  other's  debts
     4.  Entering  new  business  or  foreign  investment
     5. Company structure work out, privatization, or any other significant management changes

                                        4

ARTICLE  14  SUBMISSION  OF  DATA
1. I agree to submit the following documents stated below in each respective period and any other documents required for the maintenance of the loan contract on the bank's request according to bank's standard contract of loan transaction
Article  17  and  Article  19.
     1. Each quarter : Surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items
     2. Each half-year : Half-year accounts report, surtax returns, trial balance of totals and balances, statement of current debts, sales estimates to customers and of items
     3. Each year : Certified public accountant's inspection report (financial statement of settlements), related statement of settlements, corporation registration transcript, business registry, shareholders book, article of corporation, summary sheet of earned income tax collected, estimated statement of settlements (3 years), state of major business relations, copies each permits and technology permit related documents (KS, ISO, patent rights, etc), labor-management dispute statement, miscellaneous product descriptions, concentric trades reference data, etc.
     4. On demand : Trial balance of totals and balances, statement of current debts, documentary evidence of asset spending, etc.

2. I agree to submission of the following documents on request of the bank for the purpose of the company's foreign currency risk state and maintenance conditions in evaluating credit information.
     1. Foreign currency risk maintenance structure and maintenance regulations conditions
     2.  Foreign  currency  supply  and  application  statement
     3.  Foreign  currency  derivative  product  trade  statement

ARTICLE 15 MISCELLANEOUS SPECIAL CLAUSES





I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents

                                               Written notification of
                                               the contract details:

Name                                           [ ]Required
(pledgee)                                      [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Pledgee                                        [ ]Not required
---------------------------------------------  -----------------------


Confirmation    Place:              Position:             Name:

           CHANGE OF LOAN TRANSACTION CONDITIONS AND ADDITIONAL CLAUSES
           -----------------------------------------------------------
          (Extension of period, change of conditions, change of limit)

To  Shinhan  Bank

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.

In  charge     Responsible     Check
----------     -----------     -----






I would like to change the conditions of the loan contract and confirm the additional clauses.

1.  Extension  of  period


                                             Expiry               Miscellaneous
           Loan                              after      Applied   (account
Loan time  subject    Loan Limit   Expiry    extension  Interest  number)
---------  ---------  -----------  --------  ---------  --------  --------------
           Purchase   Two billion
           fund loan  won          2004.2.5   2005.2.4
---------  ---------  -----------  --------  ---------  --------  --------------




2.  Change  of  conditions  (Change and termination of loanee, pledge, security)


                                                                          Miscellaneous
                     Loan                                                 (account number,
Loan time            subject  Loan Limit  Expiry        Applied interest  contents of security)
-------------------  -------  ----------  ------------  ----------------  ---------------------
                                          2004.2.5
-------------------  -------  ----------  ------------  ----------------  ---------------------


Before change:                            After change:
----------------------------------------  -----------------------------------------------------

-----------------------------------------------------------------------------------------------
Reason for change :
-----------------------------------------------------------------------------------------------


3.  Change  of  limit

                         Amount before  Amount after  Miscellaneous
Loan time  Loan subject  change         change        (account number)
---------  ------------  -------------  ------------  ----------------

---------  ------------  -------------  ------------  ----------------

1. I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents
2. The joint sureties have sufficiently heard and understood the contents of the debtors debt state, arrears state and credit condition

                                               Written notification of
                                               the contract details:

Name                                           [ ]Required
(pledgee)                                      [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------

*  Debtor (pledgee):                         Phone:
   Address:                                  Company/Cell:

*  Joint surety:                             Phone:
   Address:                                  Company/Cell:

*  Joint surety:                             Phone:
   Address:                                  Company/Cell:

*  Pledgee:                                  Phone:
   Address:                                  Company/Cell:


Confirmation    Place:              Position:             Name:

(Notes)
1. For extension of corporate loan, no signature is required for limited or comprehensive mortgage pledgee
2. Include the interest changes in case of interest change for extension of loan
3. In the event the surety changes, record old joint surety in before change column and new joint surety in after change column, for those with immunity, record immunity in after change column
4. In changing surety (immunity), record the surety type and limit in the miscellaneous column of the corresponding loan
5. In adding surety, record "Addition of surety" in the reasons for change column.

           CHANGE OF LOAN TRANSACTION CONDITIONS AND ADDITIONAL CLAUSES
           -----------------------------------------------------------
          (Extension of period, change of conditions, change of limit)

To  Shinhan  Bank

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.

In  charge     Responsible     Check
----------     -----------     -----






I would like to change the conditions of the loan contract and confirm the additional clauses.

1.  Extension  of  period


                                               Expiry               Miscellaneous
           Loan                                after      Applied   (account
Loan time  subject    Loan Limit     Expiry    extension  Interest  number)
---------  ---------  -------------  --------  ---------  --------  --------------
           Purchase   1,080,000,000
           fund loan  won
---------  ---------  -------------  --------  ---------  --------  --------------




2.  Change  of  conditions  (Change and termination of loanee, pledge, security)


                                                                          Miscellaneous
                     Loan                                                 (account number,
Loan time            subject  Loan Limit  Expiry        Applied interest  contents of security)
-------------------  -------  ----------  ------------  ----------------  ---------------------
                                          2004.2.5
-------------------  -------  ----------  ------------  ----------------  ---------------------


Before change:                            After change:
----------------------------------------  -----------------------------------------------------

-----------------------------------------------------------------------------------------------
Reason for change :
-----------------------------------------------------------------------------------------------


3.  Change  of  limit

                         Amount before  Amount after   Miscellaneous
Loan time  Loan subject  change         change         (account number)
---------  ------------  -------------  -------------  ----------------
           Purchase      1,350,000,000  1,080,000,000
2003.2.21  fund loan     won            won            660-51-014820
---------  ------------  -------------  -------------  ----------------

1. I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents
2. The joint sureties have sufficiently heard and understood the contents of the debtors debt state, arrears state and credit condition

                                               Written notification of
                                               the contract details:

Name                                           [ ]Required
(pledgee)                                      [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------

                                                                      2005. 8. 4


*  Debtor (pledgee):                         Phone:
   Address:                                  Company/Cell:

*  Joint surety:                             Phone:
   Address:                                  Company/Cell:

*  Joint surety:                             Phone:
   Address:                                  Company/Cell:

*  Pledgee:                                  Phone:
   Address:                                  Company/Cell:


Confirmation    Place:              Position:             Name:

(Notes)
1. For extension of corporate loan, no signature is required for limited or comprehensive mortgage pledgee
2. Include the interest changes in case of interest change for extension of loan
3. In the event the surety changes, record old joint surety in before change column and new joint surety in after change column, for those with immunity, record immunity in after change column
4. In changing surety (immunity), record the surety type and limit in the miscellaneous column of the corresponding loan
5. In adding surety, record "Addition of surety" in the reasons for change column.

           CHANGE OF LOANTRANSACTION CONDITIONS AND ADDITIONAL CLAUSES
           -----------------------------------------------------------
          (Extension of period, change of conditions, change of limit)

To  Shinhan  Bank

The bank shall explain the key contents of this contract and distribute the copies of this contract and the bank's standard contract of loan transaction.

In  charge     Responsible     Check
----------     -----------     -----






I would like to change the conditions of the loan contract and confirm the additional clauses.

1.  Extension  of  period


                                             Expiry               Miscellaneous
           Loan                              after      Applied   (account
Loan time  subject    Loan Limit   Expiry    extension  Interest  number)
---------  ---------  -----------  --------  ---------  --------  --------------
           Purchase   870,000,000
           fund loan  won
---------  ---------  -----------  --------  ---------  --------  --------------




2.  Change  of  conditions  (Change and termination of loanee, pledge, security)


                                                                          Miscellaneous
                     Loan                                                 (account number,
Loan time            subject  Loan Limit  Expiry        Applied interest  contents of security)
-------------------  -------  ----------  ------------  ----------------  ---------------------
                                          2004.2.5
-------------------  -------  ----------  ------------  ----------------  ---------------------


Before change:                            After change:
----------------------------------------  -----------------------------------------------------

-----------------------------------------------------------------------------------------------
Reason for change :
-----------------------------------------------------------------------------------------------


3.  Change  of  limit

                         Amount before  Amount after  Miscellaneous
Loan time  Loan subject  change         change        (account number)
---------  ------------  -------------  ------------  ----------------

---------  ------------  -------------  ------------  ----------------

1. I have received the bank's standard contract of loan transaction and the copy of this contract, and have sufficiently heard and understood its contents
2. The joint sureties have sufficiently heard and understood the contents of the debtors debt state, arrears state and credit condition

                                               Written notification of
                                               the contract details:

Name                                           [ ]Required
(pledgee)                                      [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------
                                               [ ]Required
Joint Surety                                   [ ]Not required
---------------------------------------------  -----------------------

                                                                      2006. 2. 4


*  Debtor (pledgee):                         Phone:
   Address:                                  Company/Cell:

*  Joint surety:                             Phone:
   Address:                                  Company/Cell:

*  Joint surety:                             Phone:
   Address:                                  Company/Cell:

*  Pledgee:                                  Phone:
   Address:                                  Company/Cell:


Confirmation    Place:              Position:             Name:

(Notes)
1. For extension of corporate loan, no signature is required for limited or comprehensive mortgage pledgee
2. Include the interest changes in case of interest change for extension of loan
3. In the event the surety changes, record old joint surety in before change column and new joint surety in after change column, for those with immunity, record immunity in after change column
4. In changing surety (immunity), record the surety type and limit in the miscellaneous column of the corresponding loan
5. In adding surety, record "Addition of surety" in the reasons for change column.